Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Intermediate Tax / AMT Free Fund, a series of Scudder Tax Free Trust, on Form N-CSR of the Scudder Medium Term Tax Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                            /s/Richard T. Hale
                                            Richard T. Hale
                                            Chief Executive Officer
                                            Scudder Intermediate Tax / AMT
                                            Free Fund, a series of Scudder
                                            Tax Free Trust



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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Intermediate Tax / AMT Free Fund, a series of Scudder Tax Free Trust, on Form N-CSR of the Scudder Medium Term Tax Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                               /s/Charles A. Rizzo
                                               Charles A. Rizzo
                                               Chief Financial Officer
                                               Scudder Intermediate Tax / AMT
                                               Free Fund, a series of Scudder
                                               Tax Free Trust